MMLP 4Q 2017 ADJUSTED EBITDA COMPARISON TO GUIDANCE Unallocated SG&A $(15.6) $(3.9) $(3.6) Total Adjusted EBITDA $157.4 $48.2 $49.3 Natural Gas Services Terminalling & Storage Sulfur Services Marine Transportatio n SG&A Interest Expense 4Q17 Actual Net income (loss) $23.7 $6.5 $6.7 $(1.2) $(3.8) $(13.1) $18.8 Interest Expense Add-back -- -- -- -- -- $13.1 $13.1 Depreciation & amortization $6.3 $9.2 $2.0 $1.8 -- -- $19.3 (Gain) loss on sale of property, plant & equipment $0.1 $(1.0) -- -- -- -- $(0.9) Impairment on long lived assets -- $0.6 -- $1.6 -- -- $2.2 Hurricane damage repair accrual -- $(3.0) -- -- -- -- $(3.0) Unrealized mark-to-market on commodity derivatives $0.2 -- -- -- -- -- $0.2 Distributions from unconsolidated entities $1.2 -- -- -- -- -- $1.2 Equity in earnings of unconsolidated entities $(1.8) -- -- -- -- -- $(1.8) Unit-based compensation -- -- -- -- $0.2 -- $0.2 Income tax expense -- -- -- -- -- -- $0.0 Adjusted EBITDA $29.7 $12.3 $8.7 $2.2 $(3.6) $0.0 $49.3 Terminalling & Storage 2017E Guidance 4Q17(1) Guidance 4Q17(1) Actual Shore-Based Terminals $15.7 $4.0 $3.4 Martin Lubricants $9.4 $2.1 $1.6 Smackover Refinery $20.7 $5.2 $5.4 Specialty Terminals $13.3 $4.1 $1.9 Total T&S $59.1 $15.4 $12.3 Natural Gas Services 2017E Guidance 4Q17 Guidance 4Q17 Actual Cardinal $36.3 $9.4 $10.0 Butane $26.1 $15.3 $16.9 WTLPG $8.8 $2.9 $1.1 NGLs $2.5 $0.8 $(0.0) Propane $3.2 $1.3 $1.7 Total NGS $76.9 $29.7 $29.7 Sulfur Services 2017E Guidance 4Q17 Guidance 4Q17 Actual Fertilizer $15.8 $1.6 $4.2 Molten Sulfur $6.6 $1.7 $2.0 Sulfur Prilling $7.4 $1.8 $2.5 Total Sulfur Services $29.8 $5.1 $8.7 Marine Transportation 2017E Guidance 4Q17 Guidance 4Q17 Actual Inland $9.6 $2.5 $2.3 Offshore $2.4 $0.6 $1.0 Marine USG&A $(4.8) $(1.2) $(1.1) Total Marine $7.2 $1.9 $2.2 (1) These figures include the incremental adjusted EBITDA associated with the thru-put from the Partnership’s acquisition of certain asphalt terminalling assets located in Hondo, Texas commencing July 1, 2017. $ millions Exhibit 99.2

MMLP FULL YEAR 2017E ADJUSTED EBITDA GUIDANCE $ millions Natural Gas Services 1Q17E 2Q17E 3Q17E 4Q17E 2017E Cardinal $9.0 $9.2 $8.7 $9.4 $36.3 Butane $9.6 $0.5 $0.7 $15.3 $26.1 WTLPG $1.8 $1.5 $2.6 $2.9 $8.8 NGLs $0.5 $0.6 $0.6 $0.8 $2.5 Propane $1.8 $0.0 $0.1 $1.3 $3.2 Total NGS $22.7 $11.8 $12.7 $29.7 $76.9 Natural Gas Services Terminalling & Storage(1) Sulfur Services Marine Transportation SG&A Interest Expense 2017E Net income (loss) $47.5 $9.8 $21.5 $(1.2) $(17.1) $(45.6) $14.9 Interest expense add back -- -- -- -- -- $45.6 $45.6 Depreciation and amortization $28.0 $49.3 $8.3 $8.4 -- -- $94.0 Distributions from unconsolidated entities $8.8 -- -- -- -- -- $8.8 Equity in earnings of unconsolidated entities $(7.4) -- -- -- -- -- $(7.4) Unit-based compensation -- -- -- -- $0.9 -- $0.9 Income tax expense -- -- -- -- $0.6 -- $0.6 Adjusted EBITDA $76.9 $59.1 $29.8 $7.2 $(15.6) $0.0 $157.4 Terminalling & Storage (1) 1Q17E 2Q17E 3Q17E(1) 4Q17E(1) 2017E Shore-Based Terminals $3.7 $4.0 $4.0 $4.0 $15.7 Martin Lubricants $2.3 $2.5 $2.5 $2.1 $9.4 Smackover Refinery $5.2 $5.3 $5.0 $5.2 $20.7 Specialty Terminals $2.6 $2.5 $4.1 $4.1 $13.3 Total T&S $13.8 $14.3 $15.6 $15.4 $59.1 Sulfur Services 1Q17E 2Q17E 3Q17E 4Q17E 2017E Fertilizer $6.9 $6.9 $0.4 $1.6 $15.8 Molten Sulfur $1.6 $1.6 $1.7 $1.7 $6.6 Sulfur Prilling $1.9 $1.8 $1.9 $1.8 $7.4 Total Sulfur Services $10.4 $10.3 $4.0 $5.1 $29.8 Marine Transportation 1Q17E 2Q17E 3Q17E 4Q17E 2017E Inland $2.3 $2.4 $2.4 $2.5 $9.6 Offshore $0.5 $0.6 $0.7 $0.6 $2.4 Marine USG&A $(1.2) $(1.2) $(1.2) $(1.2) $(4.8) Total Marine $1.6 $1.8 $1.9 $1.9 $7.2 Unallocated SG&A $(3.9) $(3.9) $(3.9) $(3.9) $(15.6) Total Adjusted EBITDA $44.6 $34.3 $30.3 $48.2 $157.4 (1) These figures include the incremental adjusted EBITDA associated with the thru-put from the Partnership’s acquisition of certain asphalt terminalling assets located in Hondo, Texas commencing July 1, 2017.

Natural Gas Services Terminalling & Storage Sulfur Services Marine Transportation SG&A Interest Expense YTD 2017 Net income (loss) $53.5 $3.3 $25.9 $(1.2) $(16.6) $(47.8) $17.1 Interest expense add back -- -- -- -- -- $47.8 $47.8 Depreciation and amortization $24.9 $45.2 $8.1 $7.0 -- -- $85.2 (Gain) loss on sale of property, plant and equipment $0.1 $(0.8) -- $0.1 -- -- $(0.6) Impairment of long lived assets -- $0.6 -- $1.6 -- -- $2.2 Hurricane damage repair accrual -- $0.7 -- -- -- -- $0.7 Asset retirement obligation revision -- $5.5 -- -- -- -- $5.5 Unrealized mark-to-market on commodity derivatives $(3.8) -- -- -- -- -- $(3.8) Distributions from unconsolidated entities $5.4 -- -- -- -- -- $5.4 Equity in earnings of unconsolidated entities $(4.3) -- -- -- -- -- $(4.3) Unit-based compensation -- -- -- -- $0.7 -- $0.7 Income tax expense -- -- -- -- $0.3 -- $0.3 Adjusted EBITDA $75.8 $54.5 $34.0 $7.5 $(15.6) $0.0 $156.2 MMLP YTD 2017 ADJUSTED EBITDA $ millions Natural Gas Services 1Q17 2Q17 3Q17 4Q17 2017 Cardinal $9.7 $10.1 $9.6 $10.0 $39.4 Butane $9.0 $(1.2) $3.4 $16.9 $28.1 WTLPG $1.2 $1.3 $1.7 $1.1 $5.3 NGLs $0.4 $0.6 $(0.1) $(0.0) $0.9 Propane $0.4 $0.1 $(0.1) $1.7 $2.1 Total NGS $20.7 $10.9 $14.5 $29.7 $75.8 Terminalling & Storage 1Q17 2Q17 3Q17(1) 4Q17(1) 2017 Shore-Based Terminals $4.3 $3.8 $3.0 $3.4 $14.5 Martin Lubricants $2.8 $2.7 $2.3 $1.6 $9.4 Smackover Refinery $5.4 $5.3 $5.3 $5.4 $21.4 Specialty Terminals $2.1 $2.6 $2.6 $1.9 $9.2 Total T&S $14.6 $14.4 $13.2 $12.3 $54.5 Sulfur Services 1Q17 2Q17 3Q17 4Q17 2017 Fertilizer $9.7 $5.9 $(0.2) $4.2 $19.6 Molten Sulfur $1.9 $1.7 $1.3 $2.0 $6.9 Sulfur Prilling $1.9 $1.6 $1.5 $2.5 $7.5 Total Sulfur Services $13.5 $9.2 $2.6 $8.7 $34.0 Marine Transportation 1Q17 2Q17 3Q17 4Q17 2017 Inland $2.5 $2.4 $2.0 $2.3 $9.2 Offshore $0.8 $0.7 $0.4 $1.0 $2.9 Marine USG&A $(1.1) $(1.1) $(1.3) $(1.1) $(4.6) Total Marine $2.2 $2.0 $1.1 $2.2 $7.5 Unallocated SG&A $(4.2) $(3.5) $(4.3) $(3.6) $(15.6) Total Adjusted EBITDA $46.8 $33.0 $27.1 $49.3 $156.2 (1) These figures include the incremental adjusted EBITDA associated with the thru-put from the Partnership’s acquisition of certain asphalt terminalling assets located in Hondo, Texas commencing July 1, 2017

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization (“EBITDA”), and (2) adjusted EBITDA. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses. EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders. EBITDA and adjusted EBITDA should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities. USE OF NON-GAAP FINANCIAL INFORMATION